                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                             FORTIS SERIES FUND,
                                      INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                              [PRELIMINARY COPIES]

                                     [LOGO]

                             THE GLOBAL BOND SERIES
                                       OF
                            FORTIS SERIES FUND, INC.

                500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                            ------------------------

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD ON JUNE 30, 1998

                            ------------------------

To the Shareholders of
  The Global Bond Series of Fortis Series Fund, Inc.:

    A special meeting of shareholders of the Global Bond Series (the "Series") of Fortis Series Fund, Inc. (the "Fund") will be held at the offices of the Fund, 500 Bielenberg Drive, Woodbury, Minnesota on Tuesday, June 30, 1998, at 1:00 p.m. for the following purposes:

    1. To approve a new investment sub-advisory agreement for the Series on substantially the same terms as the most recent sub-advisory agreement for the Series;

    2.  To transact such other business as may properly come before the meeting.

    Shareholders of record on May 12, 1998 are the only persons entitled to notice of and to vote at the meeting.

    The costs of solicitation, including the costs of preparing and mailing this Notice of Special Shareholders' Meeting and Proxy Statement, will be paid by the sub-adviser to the Series, Mercury Asset Management International Ltd., and/or its ultimate parent company, Merrill Lynch & Co., Inc.

    Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. A return envelope is enclosed for your convenience.

                                          Michael J. Radmer
                                          SECRETARY

Dated: June 1, 1998

                                PROXY STATEMENT

                             THE GLOBAL BOND SERIES
                                       OF
                            FORTIS SERIES FUND, INC.

                  500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                 SPECIAL MEETING OF SHAREHOLDERS--JUNE 30, 1998

    The enclosed proxy is solicited by the Board of Directors of Fortis Series Fund, Inc. (the "Fund") in connection with the special meeting of shareholders of the Global Bond Series (the "Series") to be held on June 30, 1998, and any adjournments or postponements thereof. The costs of solicitation, including the cost of preparing and mailing the Notice of Special Shareholders' Meeting and this Proxy Statement, will be paid by Mercury Asset Management International Ltd., the sub-adviser to the Series (the "Sub-Adviser"), and/or its ultimate parent company, Merrill Lynch & Co., Inc. ("Merrill Lynch"), and such mailing will take place on approximately June 1, 1998. Representatives of Fortis Advisers, Inc. (the "Adviser"), the investment adviser and manager of the Fund or its affiliates, may, without cost to the Series solicit proxies for the management of the Fund by means of mail, telephone, or personal calls. The address of the Adviser is that of the Fund as provided above.

    A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Fund, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the Fund's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice.

    An "abstention" on the Proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the Proposal, but will be counted as a vote "against" the Proposal.

    Only shareholders of record on May 12, 1998, may vote at the meeting or any adjournments thereof. As of that date, there were [shares outstanding on record date] issued and outstanding common shares, $.01 par value, of the Series. Each shareholder of the Series is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder of the Series to appraisal rights.

    If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the Proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

    Shares of the Fund are not offered directly to the public but are owned by separate accounts of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis"), which fund benefits under variable life insurance policies and variable annuity contracts issued by Fortis Benefits and variable annuity contracts issued by First Fortis (collectively, "Contracts"). No shares are held by brokers on behalf of any customers. Fortis Benefits and First Fortis will vote shares as to which it has received no timely voting instructions from Contract owners, and any shares held other than pursuant to the separate accounts, in the same proportion as instructions for the Series that are received from persons holding the voting interest with respect to all Fortis Benefits and First Fortis separate accounts participating in the Series.

                           ANNUAL REPORT OF THE FUND

    The Annual Report, including financial statements, for the fiscal year ended December 31, 1997, of the Fund were mailed to Series shareholders on approximately February 28, 1998. If you have not received a copy of the Annual Report or would like to receive an additional copy, please call the Fund at 1-800-800-2638, extension 4579, and a copy will be sent to you, without charge, by first class mail within three business days.

                                SHARE OWNERSHIP

    The following table sets forth, as of [share ownership date], information about the ownership of the Series' shares by each shareholder who holds of record, or to the knowledge of management owns beneficially, more then 5% of the outstanding shares of the Series. As of [share ownership date], no director of the Fund owned any of the shares of the Series and no director owned any of the
Contracts. As of that date,         shares (less than 1%) of the Series are
attributable to Contracts owned by the Fund's officers as a group; the officers otherwise do not own any of the Fund's outstanding shares.

                                                                                                    U.S.           DIVERSIFIED
                                                                                                 GOVERNMENT          INCOME
                                                GLOBAL BOND             MONEY MARKET             SECURITIES          SHARES
                                                SHARE OWNED             SHARES OWNED            SHARES OWNED          OWNED
NAME OR IDENTITY                             NUMBER             %    NUMBER             %    NUMBER             %    NUMBER
------------------------------------------------------------------------------------------------------------------
Separate Accounts of Fortis Benefits

Fortis Benefits
 500 Bielenberg Drive
 Woodbury, MN 55125

Separate Accounts of First Fortis

NAME OR IDENTITY                                   %
-----------------------------------------
Separate Accounts of Fortis Benefits
Fortis Benefits
 500 Bielenberg Drive
 Woodbury, MN 55125
Separate Accounts of First Fortis

                                                                                                                    GROWTH &
                                                                                                GLOBAL ASSET         INCOME
                                                 HIGH YIELD           ASSET ALLOCATION           ALLOCATION          SHARES
                                                SHARES OWNED            SHARES OWNED            SHARES OWNED          OWNED
NAME OR IDENTITY                             NUMBER             %    NUMBER             %    NUMBER             %    NUMBER
------------------------------------------------------------------------------------------------------------------
Separate Accounts of Fortis Benefits

Fortis Benefits
 500 Bielenberg Drive
 Woodbury, MN 55125

Separate Accounts of First Fortis

NAME OR IDENTITY                                   %
-----------------------------------------
Separate Accounts of Fortis Benefits
Fortis Benefits
 500 Bielenberg Drive
 Woodbury, MN 55125
Separate Accounts of First Fortis

                                                                                                                   AGGRESSIVE
                                                                                               INTERNATIONAL         GROWTH
                                                GROWTH STOCK           GLOBAL GROWTH               STOCK             SHARES
                                                SHARE OWNED             SHARES OWNED            SHARES OWNED          OWNED
NAME OR IDENTITY                             NUMBER             %    NUMBER             %    NUMBER             %    NUMBER
------------------------------------------------------------------------------------------------------------------
Separate Accounts of Fortis Benefits

Fortis Benefits
 500 Bielenberg Drive
 Woodbury, MN 55125

Separate Accounts of First Fortis

NAME OR IDENTITY                                   %
-----------------------------------------
Separate Accounts of Fortis Benefits
Fortis Benefits
 500 Bielenberg Drive
 Woodbury, MN 55125
Separate Accounts of First Fortis

                              PROPOSAL TO APPROVE
                          A NEW SUB-ADVISORY AGREEMENT
                       BETWEEN FORTIS ADVISERS, INC. AND
                  MERCURY ASSET MANAGEMENT INTERNATIONAL LTD.

SUMMARY

    The purpose of the Meeting is for shareholders of the Series to consider a new Investment Sub-Advisory Agreement (the "New Sub-Advisory Agreement") between the Adviser and the Sub-Adviser. The prior Investment Sub-Advisory Agreement, dated December 20, 1994, between the Adviser and the Sub-Adviser (the "Prior Sub-Advisory Agreement") was terminated in connection with the Transaction (as described below). In the Transaction the ultimate parent of the Sub-Adviser was acquired by Merrill Lynch & Co., Inc. ("Merrill Lynch"). Under the Investment Company Act of 1940, as amended ("1940 Act"), such acquisition may be deemed to constitute an "assignment" of an investment advisory agreement. Pursuant to its terms and the 1940 Act, the Prior Sub-Advisory Agreement was terminated because of such assignment. Accordingly, for the Sub-Adviser to continue to provide investment advisory services to the Series, the shareholders of the Series must approve the New Sub-Advisory Agreement with the Sub-Adviser. The New Sub-Advisory Agreement is substantially identical to the Prior Sub-Advisory Agreement.

THE TRANSACTION

    On November 19, 1997, the boards of directors of Merrill Lynch and Mercury Asset Management Group Ltd., the ultimate parent of the Sub-Adviser ("MAM"), announced that they had agreed on terms of a recommended cash offer (the "Offer") pursuant to which Merrill Lynch, through its newly formed wholly owned subsidiary ML Invest plc, would seek to acquire all of the issued share capital of MAM (the "Transaction"). The Transaction has created one of the world's largest asset management groups, with approximately $450 billion of assets under management. It is intended that in connection with the Transaction, the existing business of MAM will be combined with the worldwide institutional business of Merrill Lynch Asset Management to form Merrill Lynch Mercury Asset Management. Merrill Lynch Mercury Asset Management will be headquartered in London and, within the United Kingdom, MAM's business will continue to be conducted under its existing name.

    The Offer commenced on November 24, 1997. On December 22, 1997 Merrill Lynch acquired control of MAM. MAM is now 100% owned by Merrill Lynch.

1940 ACT CONSIDERATIONS

    Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser (or sub-adviser) to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the registered investment company. Section 15(a) also provides for the automatic termination of such agreements upon their assignment. An assignment is deemed to include any change of control of such adviser; for example, Merrill Lynch's acquisition of MAM. For the Sub-Adviser to continue to provide investment advisory services to the Series, therefore, the shareholders of the Series must approve the New Sub-Advisory Agreement.

EXEMPTIVE ORDER

    Due to insufficient time to obtain approval of the shareholders of the Series prior to the date that Merrill Lynch was deemed to control the issued share capital of MAM (the "Assignment Date"), MAM, the Sub-Adviser and Merrill Lynch applied for an order (the "Order") from the Securities and Exchange Commission (the "SEC") exempting them from compliance with Section 15(a) of the 1940 Act pending approval of the New Sub-Advisory Agreement by shareholders of the Series. The Order, which was issued on January 12, 1998 (the "Effective Date"), permits the New Sub-Advisory Agreement to go into effect without shareholder approval and allows the Sub-Adviser to collect fees with respect to the Series at the rates specified in the New Sub-Advisory Agreement commencing on the Effective Date. Fees (and interest thereon) paid by the Series after the Effective Date will be held in escrow with an unaffiliated financial institution pending shareholder approval, which, pursuant to the terms of the Order, must be obtained no later than July 11, 1998.

    If the shareholders of the Series do not approve the New Sub-Advisory Agreement prior to July 11, 1998, the Sub-Adviser's authority to act as such will terminate and the amount held in escrow under the New Sub-Advisory Agreement will be returned to the Series. Accordingly, to ensure continuity in the sub-advisory services to the Series, shareholders of the Series are being asked to approve the New Sub-Advisory Agreement.

    During the interim period between the Assignment Date and the Effective Date, the Sub-Adviser provided the Series services substantially similar to those provided under the Prior Sub-Advisory Agreement at fees not in excess of the Sub-Adviser's actual cost of performing the services. Fees payable during this interim period have been paid directly to the Sub-Adviser and not held in escrow.

THE PRIOR SUB-ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT

    Prior to the Transaction, the Sub-Adviser provided services to the Series pursuant to the Prior Sub-Advisory Agreement. The Prior Sub-Advisory Agreement, which became effective on December 20, 1994, was presented to shareholders for their initial approval on December 14, 1994 and was last reapproved by the Board of Directors on December 11, 1997. For the fiscal year ended December 31, 1997, the aggregate amount of fees paid to the Sub-Adviser by the Adviser was $69,898.

    The New Sub-Advisory Agreement was approved by the Board of Directors on December 11, 1997 and became effective, pursuant to its terms, on the Effective Date of January 12, 1998, the date that the SEC granted the Exemptive Order Application.

    The Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement are substantially identical, except for dates of execution, dates of effectiveness and escrow arrangements. A copy of the New Sub-Advisory Agreement is attached as Appendix A to this proxy statement and is summarized below. The following summary is qualified in its entirety by reference to the text of the New Sub-Advisory Agreement.

SERVICES TO BE PERFORMED

    Under the New Sub-Advisory Agreement, the Sub-Adviser is responsible for the formulation and implementation of a continuing program for the management of the Series' assets and resources. The Sub-Adviser is responsible for making all determinations with respect to the investment of the assets of the Series and for taking take all steps as may be necessary to implement the determinations, including the placement of purchase and sale orders on behalf of the Series. The Sub-Adviser's power to direct the investment and reinvestment of the assets of the Series will be exercised in accordance with applicable law, the articles of incorporation of the Fund, the investment objectives, policies and restrictions of the Series and any other limitations that the Fund or Adviser may place on the Sub-Adviser's investment decisions. The Sub-Adviser is responsible for selecting brokers and dealers through whom transactions on behalf of the Series will be executed and the markets on or in which such transactions would be executed and placing, in the name of the Series or its nominee, all such orders, provided the Sub-Adviser complies with the description of the process contained in the prospectus for the Series.

    Although the Sub-Adviser may employ, retain, or otherwise avail itself of the services or the facilities of persons and entities within its own organization or any other organization for the purposes of providing such information, advice or assistance as the Sub-Adviser may deem necessary for the discharge of its obligations under the New Sub-Advisory Agreement, the Sub-Adviser may not delegate its investment advisory responsibilities as Sub-Advisor to the Series.

EXPENSES AND SUB-ADVISORY FEES

    Similar to the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the Adviser pay the Sub-Adviser a monthly management fee at an annual rate of .35% of the Series' first $100 million of average daily net assets and .225% of the Series' average daily net assets in excess of $100 million.

OTHER INVESTMENT ADVISORY CLIENTS

    Similar to the Prior Sub-Advisory Agreement, each of the parties to the New Sub-Advisory Agreement acknowledge that other clients of the Sub-Adviser may have investment objectives and policies similar to those of the Series and that the Sub-Adviser may, from time to time, make recommendations that result in the purchase (or sale) of a particular security by its other clients and the Series during the same time period. Such purchases (or sales) may adversely effect the price or quantity of a certain security. In such an event, the Sub-Adviser will allocate the securities or investments in a manner that the Sub-Adviser considers equitable and consistent with its obligations to the Series and the Sub-Adviser's other clients.

LIMITATION OF LIABILITY

    Similar to the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Series, its shareholders or Contract owners in connection with the performance by the Sub-Adviser of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by the Sub-Adviser of its duties under the New Sub-Advisory Agreement.

DURATION AND TERMINATION

    Similar to the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement will remain in force for two years after the Effective Date and for successive annual periods, but only so long as each such continuance is specifically approved at least annually by (i) a majority of the directors of the Fund who are not parties to the New Sub-Advisory Agreement or interested persons of such parties or (ii) a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Series. Besides automatic termination in the event of its assignment (as defined in the 1940 Act), the New Sub-Advisory Agreement will terminate at any time without the payment of a penalty by the Series (i) by the Board of Directors of the Fund on 60 days' written notice to the Adviser and the Sub-Adviser, (ii) by a vote of a majority of the Series's outstanding voting securities or (iii) by the Sub-Adviser on 60 days' written notice to the Adviser and the Fund. The New Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

ESCROW ARRANGEMENTS

    Unlike the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement contains certain provisions relating to escrow arrangements which are necessary to carry-out the transition from the Prior Sub-Advisory Agreement to the New Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, the Sub-Adviser may collect fees with respect to the Series prior to shareholder approval at the rates specified in the New Sub-Advisory Agreement commencing on the Effective Date. Fees (and interest thereon) paid by the Series after the such date will be held in escrow with an unaffiliated financial institution pending shareholder approval. See "--Exemptive Order." If the shareholders of the Series do not approve the New Sub-Advisory Agreement prior to July 11, 1998, the amount held in escrow under the New Sub-Advisory Agreement will be returned to the Series.

DELIBERATION AND RECOMMENDATION OF BOARD OF DIRECTORS

    The New Sub-Advisory Agreement was approved by the Board of Directors of the Fund at a meeting held on December 11, 1997. At this meeting, the Board of Directors of the Fund--including a majority of the Directors who are neither parties to the Prior Sub-Advisory Agreement or to the New Sub-Advisory Agreement nor are "interested persons," as that term is defined in the 1940 Act, of any parties to the Prior Sub-Advisory Agreement or the New Sub-Advisory Agreement (the "Independent Directors")--approved the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreement by the shareholders of the Series. The Board of Directors of the Fund believes that the terms and conditions of the New Sub-Advisory Agreement are fair to, and in the best interest of, the Series and its shareholders.

    In evaluating the New Sub-Advisory Agreement, the Board of Directors, including the Independent Directors, considered a variety of factors they deemed relevant including: (a) the fact that the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder by the Sub-Adviser and the fees and expenses payable by the Series, are substantially identical, except for the dates of execution, effectiveness and certain escrow provisions; (b) the strength of the Sub-Adviser's services after the Transaction; (c) the absence of any diminution in the quality of the investment advice currently provided by the Sub-Adviser;
(d) the fact that the Transaction has caused the Prior Sub-Advisory Agreement to terminate and that the New Sub-Advisory Agreement must be approved for the Sub-Adviser to continue to provide investment services to the Series.

    The Board of Directors of the Fund believes that the terms and conditions of the New Sub-Advisory Agreement are fair to, and in the best interest of, the Series and its shareholders. As a result of their review and consideration of the New Sub-Advisory Agreement, at the meeting on December 11, 1997, the Board of Directors of the Fund, including a majority of the Independent Directors, voted to approve, and recommends that the shareholders of the Series approve, the New Sub-Advisory Agreement.

IF SHAREHOLDER APPROVAL NOT OBTAINED

    In the event that shareholders of the Series do not approve the New Sub-Advisory Agreement, the amount held in escrow for the Series will be returned to the Series. Thereafter, the Board of Directors would either negotiate a new investment sub-advisory agreement with an advisory organization selected by the Board of Directors or make other appropriate arrangements, in either event subject to approval of the shareholders of the Series.

REQUIRED VOTE

    The New Sub-Advisory Agreement must be approved by the vote of a majority of the outstanding voting securities of the Series. Under the 1940 Act, a majority of a Series' outstanding voting securities is defined as the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the Series' outstanding shares are present in person or represented by proxy or (ii) more than 50% of the Series' outstanding voting securities.

    THE FUND'S BOARD OF DIRECTORS RECOMMEND THAT SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND THE SUB-ADVISER.

         SUPPLEMENTAL INFORMATION ABOUT THE SUB-ADVISER AND ITS PARENT

MERCURY ASSET MANAGEMENT GROUP PLC AND ITS AFFILIATES

    The information in this section has been provided by MAM.

    MAM is a holding company based in London that, through its subsidiaries, provides investment and related services on a global basis, operating in 19 offices around the world.

    On September 30, 1997, MAM had approximately $169 billion (L104 billion)* of funds under management, of which over $113 billion (L70 billion) was for United Kingdom institutions and the remainder was divided between international institutions and private investors.

    MAM manages funds for over one-half of the companies that are members of the FTSE-100 Index, the Financial Times Stock Exchange's list of the United Kingdom's top 100 companies by market capitalization, and for over one-half of the largest fifty Japanese corporate pension funds. Its clients include approximately 900 UK pension funds, including five of the ten largest pension funds in the world. MAM is a market leader in the UK defined contribution pension market.

    The Sub-Adviser is a wholly owned subsidiary of Mercury Asset Management Ltd, one of the largest investment managers in Europe, headquartered in London, England, at 33 King William Street, EC4R 9AS. 100% of MAM's stock is now owned by ML Invest plc, headquartered in London, England, at Ropemaker Place, 25 Ropemaker Street, EC2Y, 9LY and a wholly owned subsidiary of ML Invest Holdings Limited of the same address. ML Invest Holdings Limited, in turn, is a wholly owned subsidiary of ML Invest, Inc. of 1209 Orange Street, Wilmington, Delaware 19801, which, in turn, is a wholly owned subsidiary of Merrill Lynch Group, Inc. of World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281 which, in turn, is a wholly owned subsidiary of Merrill Lynch & Co. Inc. of 1209 Orange Street, Wilmington, Delaware 19801.

    The Sub-Adviser is a corporation incorporated in 1981 under the Companies Act of Great Britain. Its registered office and principal place of business is at 33 King William Street, London EC4R 9AS, England. The Sub-Adviser provides discretionary international investment portfolio management services to individual and institutional clients wishing to participate in particular markets outside North America or to maintain a worldwide investment program. The Sub-Adviser is registered as an investment adviser with the SEC and is regulated by the United Kingdom's Investment Management Regulatory Organization Ltd. The Sub-Adviser's advisory clients include charitable organizations, corporations and pension plans.

    The Sub-Adviser also acts as investment adviser or investment manager for other persons and entities and may, under agreement with the Series, act as investment adviser or sub-adviser to other registered investment companies.

    Mrs. C. Consuelo Brooke and Messrs. Peter Stormonth Darling, Peter J. Gibbs, Steven W. Golann, J. Eric Nelson and David M.F. Scott are the directors of the Sub-Adviser. The principal occupation of each director is as follows: Mrs. Brooke and Mr. Scott are fund managers of the Sub-Adviser; Mr. Darling is chairman of the Sub-Adviser and a non-executive director of MAM; Mr. Gibbs is the principal executive officer of the Sub-Adviser and director of Mercury Asset Management Ltd; and Messrs. Golann and Nelson are directors of the Sub-Adviser. The address of Mrs. Brooke and Messrs. Darling, Gibbs and Scott is 33 King William Street, London, EC4R 9AS, England. The address of Messrs. Golann and Nelson is 780 Third Avenue, 34th Floor, New York, New York 10017.

    No director, officer or employee of MAM is an officer or director of the Fund.

    MAM currently does not serve as investment adviser for any investment company that has an investment objective similar to that of the Series.

MERRILL LYNCH & CO., INC. AND ITS AFFILIATES

    The information in this section has been provided by Merrill Lynch.

------------------------

*All amounts denominated in pounds sterling have, for the purposes of this background information, been converted into U.S. dollars at an exchange rate of 1 pounds sterling to $1.6223, the exchange rate on January 12, 1998.

    Merrill Lynch, a Delaware corporation, is a holding company formed in 1973 that, through its subsidiaries and affiliates, provides investment, financing, insurance and related services on a global basis. Such services include securities brokering, trading and underwriting; investment banking and other corporate finance advisory activities, including loan syndication; asset management and other investment advisory services; trading of foreign exchange instruments, futures, commodities and derivatives; securities clearance services; banking, trust and lending services; and insurance sales. Those services are provided to a large group of clients and customers, including individual investors, corporations, governments and governmental agencies and financial institutions.

    Merrill Lynch conducts its business from its world headquarters in New York, New York, from additional principal locations in New Jersey, London, Tokyo and Hong Kong, from various regional facilities located in the United States and in other countries, and from numerous retail sales and other offices throughout the world. As of December 27, 1997, Merrill Lynch employed approximately 49,800 people.

    Merrill Lynch conducts its worldwide business through a number of highly integrated subsidiaries and affiliates that frequently participate in the facilitation and consummation of a single transaction. Merrill Lynch, Pierce, Fenner & Smith Incorporated, the principal subsidiary of Merrill Lynch and one of the largest securities firms in the world, is a leading broker in securities, options contracts, and commodity and financial futures contracts; a leading dealer in options and in corporate and municipal securities; a leading investment banking firm that provides advice to, and raises capital for, its clients; and an underwriter of selected insurance products.

    Merrill Lynch is also one of the largest asset managers in the world, with approximately $278.7 billion of assets under management as of December 31, 1997. Merrill Lynch's asset management activities are conducted through, or managed by Merrill Lynch Asset Management, L.P., Fund Asset Management, L.P. and Hotchkis and Wiley, and their affiliates (collectively, "MLAM"). MLAM constitutes the investment management unit of Merrill Lynch and is one of the largest mutual fund managers in the world. MLAM acts as the investment adviser for more than 153 registered investment companies as well as for various individual and institutional investors. At the end of 1997, MLAM managed 240 portfolios representing a wide variety of investment objectives ranging from money market portfolios to long-term taxable and tax-exempt fixed income portfolios, along a broad spectrum of quality ratings and maturities, as well as a wide variety of equity portfolios that in the aggregate invest in more than 48 markets globally. At the end of 1997, total assets under management by MLAM approximated $278 billion, as compared with $234 billion at year-end 1996.

                   SUPPLEMENTAL INFORMATION ABOUT THE ADVISER

    The Adviser is a wholly owned subsidiary of Fortis, Inc., which is located in New York, New York. Fortis, Inc. and is a wholly owned subsidiary of AMEV/VSB 1990 N.V. ("AMEV/VSB 1990").

    AMEV/VSB 1990 is a corporation organized under the laws of The Netherlands to serve as the holding company for all U.S. operations and is owned 50% by Fortis AMEV and 50% by Fortis AG. AMEV/VSB 1990 owns a group of companies active in insurance, banking and financial services and real estate development in The Netherlands, the United States, Western Europe, Australia and New Zealand.

    Fortis AMEV is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1947. Fortis AG is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824.

    Fortis AMEV and Fortis AG own a group of companies (of which AMEV/VSB 1990 is one) active in insurance, banking and financial services and real estate development in The Netherlands, Belgium, the United States, Western Europe and the Pacific Rim.

    The address of Fortis, Inc. is One Chase Manhattan Plaza, New York, New York. The address of AMEV/VSB 1990, and Fortis AMEV is Archimedeslaan 10, 3584 BA Utrecht, The Netherlands. The address of Fortis AG is Boulevard Emile Jacqanin 53, 1000 Brussels, Belgium.

    No officer or director of the Fund owns any securities of the Adviser. No officer or director of the Fund or of the Adviser owns more than 1% of the outstanding common stock of Fortis, Inc. or Fortis International, N.V. or AMEV/VSB 1990 N.V.

    Dean C. Kopperud, President and a director of the Fund, is the Chief Executive Officer of the Adviser. Messrs. Kopperud, Gary N. Yalen and James S. Byrd are the directors of the Adviser and their address is that of the Adviser. Other than Mr. Kopperud, no director of the Fund is an officer, director of employee of the Adviser. The principal occupation of Messrs. Yalen and Byrd are set forth below.

    The following officers of the Fund are also officers and employees of the Adviser.

NAME                                  POSITION WITH FUND                      POSITION WITH ADVISER
-----------------------------  --------------------------------  ------------------------------------------------
Gary N. Yalen                  Vice President                    President, Chief Investment Officer and Director
Howard G. Hudson               Vice President                    Executive Vice President and Head of Fixed
                                                                  Income Investments
Lucinda S. Mezey               Vice President                    Executive Vice President and Head of Equity
                                                                  Investments
James S. Byrd                  Vice President                    Executive Vice President and Director
Nicholas L. M. de Peyster      Vice President                    Vice President
Charles J. Dudley              Vice President                    Vice President
Maroun M. Hayek                Vice President                    Vice President
Robert C. Lindberg             Vice President                    Vice President
Charles L. Mehlhouse           Vice President                    Vice President
Kevin J. Michels               Vice President                    Vice President
Christopher J. Pagano          Vice President                    Vice President
Michael J. Rosenowski          Vice President                    Vice President
Christopher J. Woods           Vice President                    Vice President
Robert W. Beltz, Jr.           Vice President                    Vice President--Securities Operations
Peggy L. Ettestad              Vice President                    Senior Vice President, Operations
Dickson W. Lewis               Vice President                    Senior Vice President, Marketing and Sales
Tamara L. Fagely               Vice President and Treasurer      Vice President
Scott R. Plummer               Vice President                    Vice President, Associate General Counsel and
                                                                  Assistant Secretary
Rhonda J. Schwartz             Vice President                    Senior Vice President and General Counsel
Melinda S. Urion               Vice President                    Senior Vice President and Chief Financial
                                                                  Officer

    The Adviser currently does not serve as investment adviser for any investment company that has an investment objective similar to that of the Series.

    For the fiscal year ended December 31, 1997, the Series paid no brokerage commissions to affiliated brokers.

                            SUPPLEMENTAL INFORMATION
                             ABOUT THE DISTRIBUTOR

    Fortis Investors, Inc. is the distributor of the shares of the Fund, and its business address is 500 Bielenberg Drive, Woodbury, Minnesota, and its mailing address is P.O. Box 64284, St. Paul, Minnesota 55164.

                                 OTHER MATTERS

    Management does not intend to present any business at the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote all proxies on such matters in accordance with their judgment of the best interests of the Series.

                         PROPOSALS OF FUND SHAREHOLDERS

    The Fund is not required to hold annual meetings of shareholders. Therefore, an anticipated date of the next regular meeting cannot be provided. If a shareholder has a proposal which such shareholder feels should be presented to all shareholders, the shareholder should send the proposal to the Fund. The proposal will be considered as appropriate at a meeting of the Board of Directors as soon as practicable. Should it be a matter which would have to be submitted to shareholders at an annual meeting, it will be presented at the next special or regular meeting of shareholders. In addition, should it be a matter which the Board of Directors deems of such significance as to require a special meeting, such a meeting will be called.

                                          Michael J. Radmer,
                                          SECRETARY

Dated: June 1, 1998

                                                                      APPENDIX A

                       INVESTMENT SUB-ADVISORY AGREEMENT

    Agreement dated January 12, 1998 by and between Fortis Advisers, Inc., a Minnesota Corporation (the "Manager") and Mercury Asset Management International Ltd., a corporation organized under the Companies Act of England and Wales (the "Sub-Adviser") the principal office of which is located at 33 King William Street, London EC4R 9AS, England.

    WHEREAS, the Manager serves as the investment adviser, manager, registrar, transfer agent and dividend disbursing agent for Fortis Series Fund, Inc. (the "Company"), an open-end, management investment company registered with the Securities and Exchange Commission ("SEC") pursuant to the Investment Company Act of 1940, as amended ("1940 Act"), that is comprised of a number of separate series of investments that act as funding vehicles for various variable annuity contracts and variable universal life insurance policies issued by Fortis Benefits Insurance Company ("FBIC") and variable annuity contracts issued by First Fortis Life Insurance Company ("First Fortis");

    WHEREAS, the Manager desires to retain the Sub-Adviser to assist the Manager in furnishing an investment program to one series of the Company, the Global Bond Series (the "Portfolio");

    NOW, THEREFORE, in consideration of the mutual agreements herein made, the Manager and the Sub-Adviser agree as follows:

    1. APPOINTMENT AND EXPENSES OF THE SUB-ADVISER. The Manager hereby appoints the Sub-Adviser to serve as sub-adviser with respect to the assets of the Portfolio and to perform the services hereinafter set forth and the Sub-Adviser hereby accepts such appointment. The Sub-Adviser agrees, for the compensation herein provided, to assume all obligations herein provided and bear all its personnel and other expenses associated with the performance of its services hereunder. The Company shall be responsible for the Portfolio's administrative and other direct expenses, including, but not limited to: (a) fees pursuant to any plan of distribution that the Portfolio may adopt; (b) the Portfolio's brokerage and commission expenses, including all ordinary and reasonable transaction costs; (c) fees and expenses of pricing services used by the Company to determine the value of the Portfolio's holdings; (d) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Portfolio; (e) interest charges on any Portfolio borrowings;
(f) the Company's organizational and offering expenses; (g) the cost of the Company's personnel providing services to the Company; (h) fees and expenses of registering the Company's shares under the appropriate Federal securities laws and of qualifying the Company's shares under applicable state securities laws and pursuant to any foreign laws; (i) expenses of printing and distributing reports to the Company's shareholders, proxy materials, prospectuses and distribution of dividends; (j) costs of the Company's shareholders' meetings and proxy solicitation; (k) charges and expenses of the Company's custodian and registrar, transfer agent and dividend disbursing agent; (l) compensation of the Company's officers, directors and employees that are not "affiliated persons" or "interested persons" (as defined in Section 2(a) of the 1940 Act and the rules, regulations and releases relating thereto) of the Sub-Adviser; (m) the Company's legal and auditing expenses; (n) cost of certificates representing shares of the Portfolio; (o) the Company's costs of stationery and supplies; (p) the Company's insurance expenses; (q) the Company's association membership dues; (r) travel expenses of officers and employees of the Sub-Adviser to the extent such expenses relate to the attendance of such persons at meetings at the request of the Board of Directors of the Company (EXCEPT that a representative of the Sub-Adviser will attend one Board meeting per year, at the Sub-Adviser's own expense); and (s) travel expenses for attendance at Board of Directors meetings by members of the Board of Directors of the Company who are not "interested persons" or "affiliated persons" of the Sub-Adviser. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or on behalf of the Company in any way or otherwise be deemed an agent of the Company.

    2. DUTIES OF THE SUB-ADVISER. The Sub-Adviser will deal in good faith and with due diligence and will use professional skill, care and judgment in the performance of its duties under this Agreement. In so doing, the Sub-Adviser shall formulate and implement a continuing program for the management of the assets of the Portfolio. The Sub-Adviser shall amend and update such program from time to time as financial and other economic conditions warrant. The Sub-Adviser shall make all determinations with respect to the investment of the assets of the Portfolio and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Portfolio. The Manager shall be responsible for the administration of the investment activities of the Company and the Portfolio, including compliance with the requirements of the 1940 Act, except for the investment management activities specifically delegated to the Sub-Adviser pursuant to this Agreement.

    3.  POWERS OF THE SUB-ADVISER.

        3.1 The Sub-Adviser's power to direct the investment and reinvestment of the assets of the Portfolio shall be exercised in accordance with applicable law, the Company's Articles of Incorporation and the investment objectives, policies and restrictions set forth in the then-current Prospectus and Statement of Additional Information (collectively the "Prospectus") relating to the Portfolio contained in the Company's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended. The Company and/or the Manager may also place additional limitations on the Sub-Adviser's investment decisions by written notice to the Sub-Adviser. The Company agrees to provide promptly to the Sub-Adviser a copy of the documents mentioned above and all changes made to such documents.

        3.2 While the Sub-Adviser will have day-to-day responsibility for the discretionary investment decisions to be made on behalf of the Portfolio, the Sub-Adviser will be subject to oversight by the Manager. Such oversight, however, shall not require prior approval of discretionary investment decisions made by the Sub-Adviser except as may be required by applicable law, the Portfolio's investment policies and restrictions and/or any limitations imposed on the Sub-Adviser by the Company and/or the Manager pursuant to the preceding paragraph. The Manager shall retain the right to instruct the Sub-Adviser to effect any transactions necessary to ensure compliance with the Portfolio's investment policies and restrictions as well as the requirements of Subchapter M of the Internal Revenue Code and the provisions of Section 817(h) of the Internal Revenue Code and the regulations promulgated thereunder.

        3.3 In the event the Sub-Adviser's compliance with any amendment of the Portfolio's investment objectives, policies and restrictions or other limitations placed on the Sub-Adviser's investment decisions with respect to the Portfolio would interfere with the completion of any transaction commenced on behalf of the Portfolio prior to the Sub-Adviser's knowledge of such amendment, the Sub-Adviser may complete such transaction unless doing so would violate any applicable law, rule or regulation. In such an event, the Sub-Adviser will not be responsible for any loss that may result from the completion of the transaction.

        3.4 Further, and except as may be qualified elsewhere in this Agreement, the Sub-Adviser is hereby authorized, for and on behalf of the Company, with respect to the Portfolio, in its discretion to:

           (a) exercise any conversion and/or subscription rights available in connection with any securities or other investments held in the Portfolio;

           (b) maintain all or part of the Portfolio's assets uninvested in short-term income-producing instruments for such periods of time as shall be deemed reasonable and prudent by the Sub-Adviser;

           (c) instruct the Custodian, in accordance with the Custodian Agreement, to deliver for cash received, securities or other cash and/or securities instruments sold, exchanged, redeemed or otherwise disposed of from the Portfolio, and to pay cash for securities or other cash and/or securities instruments delivered to the Custodian and/or credited to the Portfolio upon acquisition of the same for the Portfolio;

           (d) determine how to vote all proxies received with respect to securities held in the Portfolio and direct the Custodian as to the voting of such proxies; and

           (e) generally, perform any other act necessary to enable the Sub-Adviser to carry out its obligations under this Agreement.

    4. SELECTION OF BROKER-DEALERS. The Sub-Adviser shall select the brokers and dealers through whom transactions on behalf of the Portfolio will be executed and the markets on or in which such transactions will be executed and shall place, in the name of the Portfolio or its nominee (or appropriate foreign equivalent), all such orders. In selecting brokers and dealers to execute such transactions, and in negotiating brokerage commissions, and in obtaining research, statistical and other information from brokers and dealers in connection with Portfolio transactions, the Sub-Adviser shall comply with the description of the process contained in the Prospectus.

        (a) It is understood that certain other clients (including other funds, portfolios and accounts) of the Sub-Adviser may have investment objectives and policies similar to those of the Portfolio and that the Sub-Adviser may, from time to time, make recommendations that result in the purchase (or sale) of a particular security by its other clients and the Portfolio during the same period of time. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, the Sub-Adviser shall allocate the securities or investments to be purchased or sold, as well as the expenses incurred in the transactions (including price) in a manner the Sub-Adviser considers equitable and consistent with its obligations to the Portfolio and the Sub-Adviser's other clients.

        (b) The Sub-Adviser agrees that it will only enter into transactions that are covered by Section 10(f) or Section 17(e) of the 1940 Act if it has
    (i) complied with Rule 10f-3 or Rule 17e-1 thereunder, respectively, or the terms of an appropriate exemptive order issued to the Company by the SEC, and (ii) has complied with the procedures adopted thereunder by the Board of Directors of the Company which may, pursuant to authority granted by the Company, be supplemented by interpretive guidelines of the Manager. Aside from parties that are known or should be known by the Sub-Adviser, the Manager shall promptly notify the Sub-Adviser of any additional parties with whom engaging in a transaction for the Portfolio would result in a violation of the 1940 Act.

    5. REPORTS AND INFORMATION TO BE PROVIDED BY THE SUB-ADVISER. The Sub-Adviser shall furnish such information and reports relating to the Portfolio, its holdings and transactions involving Portfolio securities as the Manager and/or the Company may reasonably require to fulfill its or their legal responsibilities or to meet regulatory requirements or discharge other duties they may have. Among the subjects of the reports and information to be provided by the Sub-Adviser are the following:

        (a) Information required by the Manager to determine the Company's and Portfolio's compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code, applicable federal and state securities and insurance laws and other applicable laws and regulations or regulatory and taxing authorities in the United States and other relevant countries;

        (b) Information required by the Manager to meet the accounting and operational requirements of the Portfolio. Specific examples of the types of reports and information that will be needed by the Manager and the Company are set forth in Exhibit A, attached hereto;

        (c) Information required by the Manager to satisfy its reporting obligations to the Company arising from the Investment Advisory and Management Agreement between the Manager and the Company;

        (d) Information reasonably requested by the Manager to determine the Portfolio's compliance with Rule 17f-5 under the 1940 Act, relating to foreign custodians and sub-custodians;

        (e) Information required by the Manager to determine the Sub-Adviser's compliance with Rule 17j-1 under the 1940 Act with respect to the Sub-Adviser's activities on behalf of the Portfolio;

        (f) Information required by the Manager to determine compliance with Rule 10f-3 and Rule 17e-1 under the 1940 Act with respect to the Sub-Adviser's (or its affiliates') activities on behalf of the Portfolio; and

        (g) Information reasonably necessary to respond to specific inquiries from the Company's management and/or Board of Directors.

    6. NON-EXCLUSIVE SERVICES, CONFLICTS OF INTEREST AND MATERIAL NONPUBLIC INFORMATION. The Manager understands that the Sub-Adviser and its affiliates may furnish investment management and advisory services to others, and that the Sub-Adviser and its affiliates shall be at all times free, in their discretion, to make recommendations to, and investments for, others which may or may not correspond to investments made for the Portfolio. The Manager further understands that the Sub-Adviser, its affiliates, and any officer, director, stockholder, employee or any member of their families may or may not have an interest in the securities whose purchase and sale the Sub-Adviser effects for the Portfolio. Actions taken by the Sub-Adviser on behalf of the Portfolio may be the same as, or different from, actions taken by the Sub-Adviser on its own behalf or for others or from actions taken by the Sub-Adviser's affiliates, officers, directors, partners, employees of the Sub-Adviser or its affiliates, or the family members of such persons or other investors. The Sub-Adviser represents that it has in effect a code of ethics that complies with Rule 17j-1 under the 1940 Act and has procedures in place that, taken together, provide reasonable enforcement of the code's provisions. Similarly, the Sub-Adviser represents that, with respect to the use of nonmaterial nonpublic information, it has complied, and will continue to comply, with Section 204A of the Investment Advisers Act of 1940, as amended ("Advisers Act") and any rules thereunder.

    7.  DISCLOSURE OF INFORMATION AND CONFIDENTIALITY.

        7.1 The Sub-Adviser, the Company and the Manager, either during or after the termination of this Agreement, are authorized with respect to matters arising out of this Agreement to make any disclosures and/or participate in any conduct required by any applicable law, rule, regulation, self-regulating organization, investment exchange or any other body having regulatory or enforcement responsibility with respect to any investment business conducted by the Sub-Adviser on behalf of the Portfolio.

        7.2 Subject to the preceding paragraph, the Sub-Adviser agrees that all information which has or will come into its possession or knowledge concerning the Portfolio or its investments in connection with this Agreement shall be held by the Sub-Adviser in confidence. The Sub-Adviser shall make no use of such information other than for the performance of this Agreement, shall disclose such information only to the directors, officers or employees of the Sub-Adviser or its affiliated firms or of any third party appointed pursuant to this Agreement requiring such information and shall not disclose such information to any other person without the written consent of the Company; provided, however, that to the extent the investments for the Portfolio are similar to investments for other clients of the Sub-Adviser, the Sub-Adviser may disclose such investments without direct reference to the Portfolio. The Sub-Adviser may also include the name of the Portfolio in a representative client list.

        7.3 Subject to the preceding paragraph, the Company and the Manager agree that all information which has or will come into their possession or knowledge concerning the operations and procedures of the Sub-Adviser shall be held by the Company and the Manager in confidence. The Company and the

    Manager shall make no use of such information other than for the performance of this Agreement, shall disclose such information only to their directors, officers or employees or those of its affiliated firms and shall not disclose such information to any other person without the written consent of the Sub-Adviser.

        7.4 The Manager and the Company agree not to refer to Mercury Asset Management International Ltd. or its affiliates in any advertisement or other document without prior consent of the Sub-Adviser. Similarly, Mercury Asset Management International Ltd. and its affiliates shall not refer to the Manager, the Company, the Portfolio, or other Fortis affiliates in any advertisement or other document without the Manager's prior consent. However, the Parties to this Agreement agree that they may reference one another as necessary in regulatory and other legal filings. Further, the parties agree that they will not unreasonably withhold permission to use their names or otherwise reference them in materials used to describe the Portfolio and/or the Company.

    8. DEALINGS WITH THE CUSTODIAN. The Manager shall notify the Sub-Adviser of the appointment of the custodian(s) ("Custodian") for all or any portion of the Portfolio's assets, shall provide the Sub-Adviser with a true and complete copy of each agreement with the Custodian that deals with the Portfolio's assets ("Custodian Agreements"), and shall provide the Sub-Adviser with the names of persons authorized to act on behalf of the Custodian and such other information as the Sub-Adviser shall reasonably require. The Sub-Adviser agrees to give instructions in accordance with the terms of the applicable Custodian Agreements. The Company agrees to provide promptly to the Sub-Adviser a copy of all relevant Custodian Agreements, and all changes made to such documents.

    9. DELEGATION OF THE SUB-ADVISER'S RESPONSIBILITIES. The Sub-Adviser may not delegate its investment advisory responsibilities as Sub-Adviser to the Portfolio. However, the Sub-Adviser may employ, retain or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing the Sub-Adviser, the Manager or the Portfolio with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or as may otherwise be helpful to the Manager or the Portfolio, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts for which it serves as investment manager or investment adviser. The Sub-Adviser's acquisition of information, advice or assistance pursuant to this paragraph shall be at the Sub-Adviser's own expense and shall not relieve the Sub-Adviser of any of its obligations under this Agreement.

    10. COMPENSATION.

        10.1 For the services to be rendered under this Agreement and the facilities to be furnished, the Manager shall pay to the Sub-Adviser for each fiscal year of the Company, a monthly management fee at the annual rate of .35 of 1% of the Portfolio's first $100 million of average daily net assets and .225 of 1% of the Portfolio's average daily net assets in excess of $100 million. The monthly management fee shall be paid to the Sub-Adviser not later than the tenth business day of the month following the month in which such services were rendered and shall be based upon the average net asset values of all the issued and outstanding shares of the Portfolio as determined as of the close of each business day of the month pursuant to the Articles of Incorporation, Bylaws and currently effective Prospectus of the Portfolio. Payments of the monthly management fee will be accompanied by documentation that verifies the calculation of such fee. If the management of the Portfolio by the Sub-Adviser commences or terminates at any time other than the beginning or end of a month, the management fee shall be prorated for that portion of such month during which this Agreement was in force.

        10.2 Any fees payable by the Manager pursuant to Clause 10.1 during the period commencing on the later of (a) the first date that Merrill Lynch & Co., Inc. ("Merrill Lynch") controls Mercury Asset Management Group plc ("MAM") (the "Assignment Date") and (b) the date on which the SEC grants the exemptive order application of Merrill Lynch, MAM, Mercury Asset Management International Channel Islands Ltd. and the Sub-Adviser filed with the SEC on December 10, 1997 seeking an exemption from compliance with certain provisions of Section 15(a) of the 1940 Act (the "Issuance Date") and ending on the date of the initial approval of this Agreement by a majority of the outstanding voting securities of the Portfolio shall be paid into an interest-bearing account with an unaffiliated financial institution, as the Sub-Adviser and Manager may establish, to be released to the Sub-Adviser only upon such initial approval of this Agreement, or, if such approval shall not occur prior to the earlier of (i) the 150th day following the Assignment Date and (ii) July 15, 1998, to the Portfolio.

    11. REPRESENTATIONS OF THE SUB-ADVISER. The Sub-Adviser represents and agrees that:

        (a) The Sub-Adviser is registered as an "investment adviser" under the Advisers Act and is currently in compliance in all material respects and shall at all times continue to comply in all material respects with the requirements imposed upon it by the Advisers Act, the 1940 Act, the Internal Revenue Code, state securities laws and all applicable rules and regulations thereunder as they relate to the services provided under this Agreement. The Sub-Adviser will immediately notify the Manager if it becomes aware of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable law or regulation.

        (b) The Sub-Adviser will maintain, keep current and accurate, and preserve all records with respect to the Portfolio as are required of it under the Advisers Act and the 1940 Act, in the manner provided by such Acts and the rules thereunder. The Sub-Adviser agrees that such records are the property of the Company, and following termination of this Agreement will be surrendered to the Company promptly upon request except to the extent that they are required to be retained by the Sub-Adviser under applicable law. Further, such records shall be open to inspection by the Company. The Sub-Adviser will also assure that the Company will have the same access as the Sub-Adviser has to records relating to the Portfolio that are held by relevant third parties. Such inspections will be at reasonable times during business hours and only upon reasonable notice of the Company's desire to make an inspection.

        (c) The Sub-Adviser agrees to advise the Manager of any developments, such as the reassignment of a portfolio manager, that would require Prospectus disclosure and to provide any necessary information related to such developments.

        (d) The Sub-Adviser has provided the Manager and the Company with a copy of its most recent and complete Form ADV and will promptly furnish them with copies of any material amendments to the Form.

        (e) If the Sub-Adviser's performance of its obligations under this Agreement takes place in the United Kingdom, the Sub-Adviser shall be and shall remain during the effectiveness of this Agreement, a member of the Investment Management Regulatory Organisation, Ltd. ("IMRO") and thereby regulated in the conduct of Investment Business (as defined in IMRO's rules) by the IMRO. The Company and the Manager will be treated as a Non-Private Customer (as defined in IMRO's rules) of the Sub-Adviser.

        (f) The Sub-Adviser shall furnish the Manager with a certificate, signed by a duly authorized officer of the Sub-Adviser that designates the officers or employees of the Sub-Adviser having authority to act for and on behalf of the Sub-Adviser in connection with this Agreement. The Sub-Adviser agrees that, until such time as the Manager is otherwise informed in writing by a duly authorized officer of the Sub-Adviser, the Manager shall be authorized and entitled to rely on any notice, instruction, request, order or other communication, given either in writing or orally, and reasonably believed by the Manager in good faith to be given by an authorized representative of the Sub-Adviser.

    12. REPRESENTATIONS OF THE MANAGER.  The Manager represents and agrees that:

        (a) The Manager is registered as an "investment adviser" under the Advisers Act and has provided to the Sub-Adviser a copy of its most recent and complete Form ADV, along with a copy of the Investment Advisory and Management Agreement between the Manager and the Company and the current Company Prospectus regarding the Portfolio. After any amendment to the documents referenced in this paragraph, the Manager will promptly furnish a copy of such amended document to the Sub-Adviser. In addition, the Manager will provide the Sub-Adviser with notice of proposed changes in the Prospectus and the opportunity to review and comment upon such changes before they are finalized, wherever possible.

        (b) The Manager and the Company are currently in material compliance and shall at all times continue to be in material compliance with the relevant requirements of the Advisers Act, the 1940 Act, all applicable state securities and insurance laws, and the rules thereunder, as they pertain to the Portfolio.

        (c) The Manager shall furnish the Sub-Adviser with a certificate, signed by a duly authorized officer of the Manager that designates the officers or employees of the Manager having authority to act for and on behalf of the Manager in connection with this Agreement. The Manager agrees that, until such time as the Sub-Adviser is otherwise informed in writing by a duly authorized officer of the Manager, the Sub-Adviser shall be authorized and entitled to rely on any notice, instruction, request, order or other communication, given either in writing or orally, and reasonably believed by the Sub-Adviser in good faith to be given by an authorized representative of the Manager.

    13. LIABILITY, INDEMNIFICATION AND FORCE MAJEURE.

        13.1 The Sub-Adviser, its affiliated firms or its or their employees, officers, or directors will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, its shareholders or FBIC or First Fortis contract owners in connection with the performance of their duties under this Agreement, except for loss resulting from willful misfeasance, bad faith or negligence on their part in the performance of their duties or from reckless disregard by them of their duties under this Agreement.

        13.2 The Manager shall indemnify the Sub-Adviser against all claims which may be made against the Sub-Adviser in connection with the exercise of the powers and discretions conferred upon it pursuant to this Agreement, EXCEPT insofar as such claims allege or are the result of the willful misfeasance, bad faith or negligence of the Sub-Adviser or any of its affiliated firms or its or their employees, officers or directors or its or their breach of this Agreement or violation of applicable law. Conversely, the Sub-Adviser shall indemnify the Manager and the Company against all claims alleging or resulting from the willful misfeasance, bad faith or negligence of the Sub-Adviser or any of its affiliated firms or its or their employees, officers or directors or its or their breach of this Agreement or violation of applicable law.

        13.3 Neither party shall be held responsible for their non-performance of any of their obligations under this Agreement by reason of any cause beyond their control, including any breakdown or failure of transmission, communication or computer facilities, postal or other strikes or similar industrial action and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations.

    14. TERM, RENEWAL AND TERMINATION.

        14.1 This Agreement shall, with respect to the Portfolio, become effective on the later of the Assignment Date and the Issuance Date and shall remain in force for two years thereafter, and for successive annual periods thereafter but only so long as each such continuance is specifically approved at least annually by (1) a majority of the Directors of the Company who are not parties to this

    Agreement or interested persons of any such parties (other than as Directors of the Company), by vote cast in person at a meeting called for the purpose of voting on such approval; or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio. It shall be the duty of the Directors of the Company to request and evaluate, and the duty of the Manager and Sub-Adviser to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any renewal hereof.

        14.2 This Agreement may be terminated with respect to the Portfolio at any time without the payment of any penalty by the Portfolio (1) by a vote of a majority of the entire Board of Directors of the Company on sixty (60) days' written notice to the Manager and the Sub-Adviser; (2) by vote of the holders of a majority of the outstanding voting securities of such Portfolio (as defined in the 1940 Act); or (3) by the Sub-Adviser on 60 days' written notice to the Manager and the Company.

        14.3 This Agreement shall automatically terminate in the event of its assignment, as that term is defined in Section 2(a)(4) of the 1940 Act and the rules thereunder.

        14.4 On the effective date of any termination of this Agreement or as close to such date as is reasonably possible, the Sub-Adviser shall provide the Manager with a final report for the Portfolio which will include the fair market value for each of the Portfolio's investments.

        14.5 Upon the Manager's receipt or service of any notice given by or to the Company concerning the termination of the Manager's appointment as the investment adviser to the Company, the Manager shall immediately forward a copy of such notice to the Sub-Adviser and the Sub-Adviser's appointment under this Agreement shall terminate on the same date as the termination of the Manager's appointment.

    15. AMENDMENT. No amendment to or modification of this Agreement shall be effective unless and until it is set forth in a written amendment signed by the Manager and the Sub-Adviser and approved by the vote of a majority of the outstanding shares of the Portfolio, as defined in the 1940 Act.

    16. AUTHORITY AND ENFORCEABILITY.

        16.1 Each of the parties to this Agreement hereby represents that it is duly authorized and empowered to execute, deliver, and perform this Agreement and that such actions do not conflict with or violate any provision of law, rule, regulation, other legal requirement, contract or other instrument to which it is a party or to which it is subject and that this Agreement constitutes a valid and binding obligation, inuring to the benefit of the Manager and the Sub-Adviser and their respective successors, enforceable in accordance with its terms.

        16.2 If any provision of this Agreement shall be held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and any such invalid or unenforceable provision shall be deemed to be replaced with a valid and enforceable provision that most closely reflects the intention of the parties.

    17. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Minnesota.

    18. NOTICES. All notices hereunder shall be in writing and shall be delivered in person or by facsimile (followed by delivery in person) to the parties at the addresses set forth below:

If to the Manager:                             Fortis Advisers, Inc.
                                               500 Bielenberg Drive
                                               St. Paul, MN 55125
                                               Fax #: 612-738-5262
                                               Attn: Legal Department

If to the Sub-Adviser:                         Mercury Asset Management International Ltd.
                                               33 King William Street
                                               London EC4R 9AS, England
                                               Fax #: 011-44-71-280-2820

or such other name or address as may be given in writing to the other party.

    Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, on the date on which such facsimile is sent.

    19. EXECUTION. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers.

                                FORTIS ADVISERS, INC.

                                By:
                                     -----------------------------------------

Attest:   -------------------------
                  SECRETARY

                                MERCURY ASSET MANAGEMENT INTERNATIONAL LTD.

                                By:
                                     -----------------------------------------

Attest:   -------------------------
                  SECRETARY

                                   EXHIBIT A

               EXAMPLES OF THE ROUTINE ACCOUNTING AND OPERATIONAL
          INFORMATION AND DOCUMENTATION REQUIREMENTS OF THE PORTFOLIO
                       TO BE SATISFIED BY THE SUB-ADVISER

                  The following information is to be provided to:

                            Fortis Series Fund, Inc.
                             ATTN: Fund Accounting
                                 P.O. Box 64284
                               St. Paul, MN 55164
                              FAX: (612) 738-0996
                      PHONE: (612) 738-4568, 5517 or 5606

    1. DOCUMENTATION OF TRADES. On a daily basis, via facsimile, a listing of that day's executed trades. At the end of each week, by mail, hard copies of documentation for that week's executed trades. The signature or initials of the portfolio manager or duly authorized officer or employee of the Sub-Adviser should be placed on the trade tickets to validate the authenticity of the trading information.

    2. PORTFOLIO HOLDINGS. On a weekly basis, via facsimile and mail, a list of the Portfolio's holdings. The list should include the following information for each of the Portfolio's holdings, where applicable: long description, cusip/sedol number, maturity date, par/principal amounts, market value, market price, coupon rate and bond rating.

    3. SECURITY PRICING. On a daily basis, by telephone or facsimile: (I) review with the Company's Fund Accounting Department (the "Department") the prices of the Portfolio's securities, which shall be provided by the Department;
(ii) inform the Department of its agreement or disagreement with such prices;
(iii) provide the Department with the basis for any disagreement it may have with respect to a particular security's price and its opinion (along with outside broker quotes) as to what that security's price should be; and (iv) in any instance where the pricing services utilized by the Department do not provide a price for a security held by the Portfolio, provide the Department with reasonable assistance in determining a price for such security.

                               GLOBAL BOND SERIES
                                       OF
                            FORTIS SERIES FUND, INC.

                500 Bielenberg Drive, Woodbury, Minnesota 55125
           Mailing Address: P.O. Box 64284, St. Paul, Minnesota 55164

                    PROXY FOR SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD ON JUNE 30, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned appoints Michael J. Radmer, Scott R. Plummer, Tamara L. Fagely and Robert W. Beltz, Jr. and each of them with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Global Bond Series (the "Series") of Fortis Series Fund, Inc. (the "Fund") held by the undersigned on May 12, 1998, at the Special Shareholders' Meeting of the Series, to be held at the offices of the Fund, on Tuesday, June 30, 1998, at 1:00 p.m. and any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

    THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS ON THE REVERSE SIDE. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE SERIES.

    Receipt of Notice of Special Shareholders' Meeting and Proxy Statement is acknowledged by your execution of this proxy. Mark, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                               GLOBAL BOND SERIES
                                       OF
                            FORTIS SERIES FUND, INC.
P  R  O  X  Y
THE PROXIES ARE INSTRUCTED TO VOTE MY SHARES AS FOLLOWS:
1. Proposal to approve a new investment sub-advisory agreement for the Series on substantially the same terms as the most recent sub-advisory agreement for the Series:
            / /  FOR            / /  AGAINST            / /  ABSTAIN
2. To vote with discretionary authority upon such other matters as may come before the meeting.

                                  ----------------------------------------------
                                   (Please sign name(s) exactly as registered)

                                  ----------------------------------------------
                                    (If there are co-owners, both should sign)

                                  ----------------------------------------------
                                                 Telephone Number

                                  Dated
                                  ----------------------------------------, 1998
                                        Month                Day

                      FIRST FORTIS LIFE INSURANCE COMPANY

                     220 Salina Meadows Parkway, Suite 225
                           Mailing Address: Box 3209
                            Syracuse, New York 13220

                              VOTING INSTRUCTIONS
                                      FOR
             FIRST FORTIS LIFE INSURANCE COMPANY SEPARATE ACCOUNTS

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                      FIRST FORTIS LIFE INSURANCE COMPANY

    The undersigned hereby instructs First Fortis Life Insurance Company (the "Company") to represent and vote the number of shares of Global Bond Series (the "Series") of Fortis Series Fund, Inc. (the "Fund") represented by the number of votes attributable to the undersigned Variable Insurance Product at the Special Shareholders' Meeting of the Series, to be held at the offices of the Fund, on Tuesday, June 30, 1998, at 1:00 p.m. and any adjournment thereof, upon matters on the reverse side and as set forth in the Notice of Special Shareholders' Meeting and Proxy Statement for the Series, receipt of which the undersigned acknowledges.

    VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED BY THE COMPANY IN THE SAME PROPORTION A THE VOTED OF CONTRACT AND POLICY OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. UPON ALL OTHER MATTERS THE COMPANY WILL VOTE AS IT DEEMS IN ITS BEST INTEREST.

    Mark, sign, date, and return these voting instructions in the addressed envelope. No postage is required. Please mail promptly to save further solicitation expenses.

                               GLOBAL BOND SERIES
                                       OF
                            FORTIS SERIES FUND, INC.

                       FORTIS VARIABLE ANNUITY CONTRACTS
                              VOTING INSTRUCTIONS

1. Proposal to approve a new investment sub-advisory agreement for the Series on substantially the same terms as the most recent sub-advisory agreement for the Series:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2. To vote with discretionary authority upon such other matters as may come before the meeting.

                  THE COMPANY RECOMMENDS VOTING "FOR" ITEM 1.

                                                     Dated: ------------------------------------, 1998
                                                                   Month             Day

                                                     -------------------------------------------------
                                                           Signature of Contract or Policy Owner

                       FORTIS BENEFITS INSURANCE COMPANY

                              500 Bielenberg Drive
                           Woodbury, Minnesota 55125
                        Mailing Address: P.O. Box 64272
                           St. Paul, Minnesota 55164

                              VOTING INSTRUCTIONS
                                      FOR
              FORTIS BENEFITS INSURANCE COMPANY SEPARATE ACCOUNTS

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                       FORTIS BENEFITS INSURANCE COMPANY

    The undersigned hereby instructs Fortis Benefits Insurance Company (the "Company") to represent and vote the number of shares of Global Bond Series (the "Series") of Fortis Series Fund, Inc. (the "Fund") represented by the number of votes attributable to the undersigned Variable Insurance Product at the Special Shareholders' Meeting of the Series, to be held at the offices of the Fund, on Tuesday, June 30, 1998, at 1:00 p.m. and any adjournment thereof, upon matters on the reverse side and as set forth in the Notice of Special Shareholders' Meeting and Proxy Statement for the Series, receipt of which the undersigned acknowledges.

    VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED BY THE COMPANY IN THE SAME PROPORTION A THE VOTED OF CONTRACT AND POLICY OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. UPON ALL OTHER MATTERS THE COMPANY WILL VOTE AS IT DEEMS IN ITS BEST INTEREST.

    Mark, sign, date, and return these voting instructions in the addressed envelope. No postage is required. Please mail promptly to save further solicitation expenses.

                               GLOBAL BOND SERIES
                                       OF
                            FORTIS SERIES FUND, INC.

                       FORTIS VARIABLE ANNUITY CONTRACTS
                              VOTING INSTRUCTIONS

1. Proposal to approve a new investment sub-advisory agreement for the Series on substantially the same terms as the most recent sub-advisory agreement for the Series:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2. To vote with discretionary authority upon such other matters as may come before the meeting.

                  THE COMPANY RECOMMENDS VOTING "FOR" ITEM 1.

                                                     Dated: ------------------------------------, 1998
                                                                   Month             Day

                                                     -------------------------------------------------
                                                           Signature of Contract or Policy Owner